Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2009

with respect to

Thrivent Technology Portfolio

Effective July 1, 2009, pages 20 through 21 and pages 110-111 of the prospectus are amended to reflect the hiring of Goldman Sachs Asset Management, L.P. as subadviser to this portfolio and the ensuing changes in the investment strategies and risks.

The name of the portfolio has changed to “Thrivent Partner Technology Portfolio.”

The language of the “Investment Objective” on page 20 has changed to the following, although the objective remains the same:

The Portfolio seeks long-term growth of capital.

The “Principal Strategies” section on page 20 is deleted in its entirety and replaced with the following:

Under normal circumstances, the Portfolio, through its subadviser Goldman Sachs Asset Management, L.P., invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of technology companies. Technology companies may include companies engaged in technology-oriented businesses in the following industries: information technology, telecommunications services, computer and electronics retail, internet retail, aerospace and defense, data processing services, electrical components and equipment, and media.

The subadviser invests primarily in common stocks and may invest in foreign securities, including those in emerging markets. Securities may be purchased without regard to market capitalization, and the Portfolio will likely have exposure to the securities of small and medium sized companies. In addition, the subadviser may invest in a relatively few number of issuers; therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its assets invested in securities of technology companies from 80% to a lesser amount, we will notify you at least 60 days prior to such a change.

Goldman Sachs Asset Management, L.P. (“GSAM”)

When selecting potential investments, GSAM employs fundamental investment research techniques to identify issuers that meet particular investment criteria, which include the following: strong brand name, dominant market share, recurring revenue streams, free cash flow generation, long product life cycles, enduring competitive advantages and excellent management. GSAM will typically sell a position if an issuer’s long-term fundamentals deteriorate, if the security reaches full valuation, if the issuer pursues a strategy that, in GSAM’s view, does not maximize shareholder value, or if the position grows beyond a weight with which GSAM is comfortable from a risk management standpoint.

The “Principal Risks” section is amended. The “Investment Adviser Risk” factor on page 21 of the prospectus is deleted in its entirety and replaced with the following risk factors:

Internet Risk. Stock prices of Internet and Internet-related companies and therefore the value of the Portfolio will experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small cap companies seldom pay significant dividends that could cushion returns in a falling market.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause the Portfolio’s share price to decline.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (e.g., small-cap stocks and foreign securities) often have a less liquid resale market. As a result, the Portfolio may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Portfolio believes they are worth.

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser and/or subadviser(s) in assessing the potential of the securities in which the Portfolio invests. This assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

The listing of the Subadvised Portfolios on page 110, as that term is defined on that page, is amended to include the Thrivent Partner Technology Portfolio.

The description for Thrivent Technology Portfolio in the “Portfolio Management” section on page 111 is deleted in its entirety and replaced with the following:

Thrivent Partner Technology Portfolio

Thrivent Financial has engaged Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, as investment subadviser for Thrivent Partner Technology Portfolio. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of approximately $739.4 billion. GSAM uses its Growth Investment Team to manage the Portfolio. Steven M. Barry and David G. Shell, CFA are co-portfolio managers to the Portfolio, and each is a Managing Director, Chief Investment Officer and Senior Portfolio Manager at GSAM. Mr. Barry and Mr. Shell have been with GSAM since the respective years of 1999 and 1997.

The date of this Supplement is June 25, 2009

Please include this Supplement with your Prospectus

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